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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2002, except for Note 11, as to which the date is March 11, 2002, relating to the financial statements, which appears in Allos Therapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.


PricewaterhouseCoopers LLP

Denver, Colorado
July 8, 2002